THIRD QUARTER FY24 GENESCO Summary Results December 1, 2023 Exhibit 00.0 Exhibit 99.2

This presentation contains forward-looking statements, including those regarding future sales, earnings, operating income, gross margins, expenses, capital expenditures, depreciation and amortization, tax rates, store openings and closures, cost reductions, ESG progress and all other statements not addressing solely historical facts or present conditions. Forward-looking statements are usually identified by or are associated with such words as “intend,” “expect,” “feel,” “believe,” “anticipate,” “optimistic,” “confident” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from store closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; our ability to pass on price increases to our customers; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of pandemics or geopolitical events; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; our ability to renew our license agreements; impacts of the Russia-Ukraine war, and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company's omnichannel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company's markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to secure allocations to refine product assortments to address consumer demand; the ability to renew leases in existing stores and control or lower occupancy costs, to open or close stores in the number and on the planned schedule, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the amount and timing of share repurchases; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company's market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company's shares or for the retail sector in general; our ability to meet our sustainability, stewardship, emission and diversity, equity and inclusion related ESG projections, goals and commitments; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits in both the amount and timeframe anticipated; and the cost and outcome of litigation, investigations, environmental matters and other disputes involving the Company. Additional factors are cited in the "Risk Factors," "Legal Proceedings" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco's ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements. . Safe Harbor Statement

Non-GAAP Financial Measures We report consolidated financial results in accordance with generally accepted accounting principles (“GAAP”). However, to supplement these consolidated financial results our presentation includes certain non-GAAP financial measures such as earnings (loss) and earnings (loss) per share and operating income (loss). This supplemental information should not be considered in isolation as a substitute for related GAAP measures. We believe that disclosure of earnings (loss) and earnings (loss) per share from continuing operations and operating income (loss) adjusted for the items not reflected in the previously announced expectations will be meaningful to investors, especially in light of the impact of such items on the results. Reconciliations of the non-GAAP supplemental information to the comparable GAAP measures can be found in the Appendix.

Our Footwear Focused Vision & Strategy Our Aspiration Create and curate leading footwear brands that represent style, innovation and self-expression; be the destination for our consumers’ favorite fashion footwear How We Will Achieve It Build enduring relationships with our target customers, grounded in unparalleled consumer and market insights Deliver exciting, distinctive experiences and products across digital and physical touchpoints

Our Footwear Focused Vision & Strategy Strategic Initiatives/Pillars Genesco’s strategy spans six strategic growth pillars People, Values, Organization, Culture and ESG Stewardship Accelerate digital to grow direct-to-consumer Pursue synergistic acquisitions to add to growth Maximize the relationship between physical and digital Intensify product innovation and trend insight efforts Reshape the cost base to reinvest for future growth Deepen consumer insights to strengthen customer relationships and brand equity 1 5 6 2 3 4 Attract, Develop and Retain Consumer-Obsessed Talent Genesco’s six strategic growth pillars are designed to accelerate our evolution, while leveraging digital and systems synergies to drive sustainable growth and enhanced profitability

Our Footwear Focused Vision & Strategy Strategic Initiatives/Pillars Strong Strategic Positioning Retail Platform Branded Platform The destination for young adult and teen fashion footwear and partner of choice for leading global brands Portfolio of leading owned and licensed brands #1 omnichannel retailer of teen fashion footwear #1 omnichannel retailer of youth fashion footwear Deep brand heritage and reputation for quality product Deep brand heritage across portfolio

Q3 FY24 Highlights We advanced several strategic initiatives in Q3 including growing our overall comparable digital business by 8%, and expanding digital penetration to 21% versus 18% a year ago Q4 comparable sales running positive quarter to date after a strong Black Friday weekend Journeys’ business continued to show sequential improvement in Q3 and Q4 to date as well Johnston and Murphy and Schuh each delivered another quarter of record sales We launched buy-online-pick-up-in-store at Journeys and J&M in October to very promising early results Journeys’ All Access loyalty program is off to a strong start, with KPIs performing well against our high expectations We executed on the Elevate Plan to drive performance Strengthening customer engagement Elevating product and strengthening brand relationships Sharpening Journeys brand marketing Implementing incremental initiatives to drive digital and omnichannel growth Optimizing our Journeys footprint and driving productivity and efficiency Journeys store closure plans are on track, with 75% of the approximately 100 planned doors closed through the end of Q3 We once again maintained strong inventory discipline in Q3, with total inventory down 8% year over year, Journeys down 14% year over year

$579 MILLION IN SALES Q3 FY24 Key Earnings Highlights +8% GROWTH IN COMPARABLE DIGITAL SALES vs. Q3 FY2023 $0.60 GAAP EPS $0.57 NON-GAAP EPS 21% DIGITAL PENTRATION vs. 18% Q3 FY2023

Q3 FY24 Key Earning Highlights

9mos FY24 Key Earning Highlights

Q3 FY24 E-Commerce Sales Highlights % of Retail Sales (1) 31% 25% 18% 21% (1) Retail sales represent combined store sales and e-commerce sales 19% 22% +12% +13%

Q3 FY24 Comparable Sales

FY24 Net Sales $579.3 Million Q3 FY24 Sales by Segment FY23 Net Sales $603.8 Million Journeys Schuh Johnston & Murphy Group Genesco Brands Group

9mos FY24 Sales by Segment FY24 Net Sales $1.6 Billion FY23 Net Sales $1.7 Billion Journeys Schuh Johnston & Murphy Group Genesco Brands Group

Q3 FY24 Adjusted Operating Income Statement (1)

9mos FY24 Adjusted Operating Income Statement (1)

Q3 FY24 Inventory/Sales Change by Segment

Q3 FY24 Retail Stores Summary

For Q3 FY24 Retail Square Footage

FY24 Outlook (1) Note: See earnings call transcript for important details regarding guidance assumptions. (1) On a Non-GAAP basis

FY24 Projected Retail Store Count

FY24 Projected Capital Spending Omni-channel, IT, DC & Other New Stores & Remodels Projected FY24 CapEx approx. $55 - 60 Million FY24 Projected Depreciation & Amortization = $48 Million

Appendix

Q3 FY24 Non-GAAP Reconciliation

9mos FY24 Non-GAAP Reconciliation

Q3 FY24 Adjusted Selling & Administrative Expenses

9mos FY24 Adjusted Selling & Administrative Expenses

THIRD QUARTER FY24 GENESCO Summary Results December 1, 2023 Exhibit 00.0